UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2026

SKY QUARRY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42296	84-1803091
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

707 W. 700 South, Suite 1

Woods Cross, UT 84087

(Address of principal executive office) (Zip Code)

(424) 394-1090

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2026, the Sky Quarry Inc. (the “Company”) filed its Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to (i) effect on the corporate level a one-for-eight (1-for-8) reverse stock split (the “Reverse Stock Split”) of the Company’s shares of Common Stock, par value $0.0001 (the “Common Stock”). A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated by reference. The reverse stock split will be effective on March 15, 2026 at 11:59pm Eastern Time.

As disclosed in the Company’s Current Report on Form 8-K filed on November 5, 2025, the Company’s stockholders approved the Certificate of Amendment at a special meeting of stockholders held on November 4, 2025, at a ratio between 1-for-2 and 1-for-25, with the final ratio, implementation and timing to be determined by the Board of Directors of the Company in its sole discretion.

The Common Stock will begin trading on a Reverse Stock Split-adjusted basis on the Nasdaq Capital Market on March 16, 2026. The trading symbols for the Common Stock will remain “SKYQ”. The next CUSIP number for the Common Stock following the Reverse Stock Split will be 83087C204.

As a result of the Reverse Stock Split, when effected in the market, every eight (8) shares of the pre-split issued and outstanding shares of Common Stock will automatically convert into one (1) post-split share of Common Stock. No fractional shares shall be issued in connection with the Reverse Stock Split. Instead, registered stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio shall have their fractional share rounded up to the nearest whole number of Common Stock. For those stockholders who hold shares with a brokerage firm, the Corporation will round up fractional shares at the participant level. No cash will be paid in lieu of fractional shares.

The Reverse Stock Split when effected in the market, will not reduce the number of authorized shares of Common Stock and will not change the par value of the Common Stock. The Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s ownership percentage of the Company’s shares of Common Stock (except to the extent that the Reverse Stock Split would result in some of the stockholders’ fractional shares being rounded up).

As a result of the Reverse Stock Split, when effected in the market, the Company’s stockholders who hold their shares (i) in electronic form at brokerage firms will not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts, (ii) electronically in book-entry form with the transfer agent, Colonial Stock Transfer, Inc., will not need to take action to receive shares of post-Reverse Stock Split common stock, and (iii) with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

The foregoing descriptions of the Certificate of Amendment and the Reverse Stock Split set forth above do not purport to be complete and are qualified in their entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

 Statements contained herein relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the Company’s ability to regain compliance with the Nasdaq continued listing standards constitute forward looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the Company’s ability to regain compliance with the Nasdaq continued listing standards. Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on March 31, 2025 (as amended). The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 7.01 Regulation FD Disclosure.

On March 5, 2026, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Sky Quarry Inc., dated as of March 5, 2026.
99.1	Press Release of the Company, dated March 5, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sky Quarry Inc.

Dated: March 5, 2026	By:	/s/ Marcus Laun
	Name:	Marcus Laun
	Title:	Interim Chief Executive Officer and President

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